UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	000-08467	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 1 - Election of Directors

On April 22, 2020, WesBanco’s Annual Meeting of its Stockholders was held. The following directors were elected to the Board of Directors for a term of three years expiring at the Annual Stockholders' Meeting in 2023:

	For	Withheld	Non Votes
Todd F. Clossin	48,074,791	1,419,598	9,041,558
Michael J. Crawford	48,673,181	809,474	9,041,558
Abigail M. Feinknopf	48,066,777	1,424,517	9,041,558
Jay T. McCamic	47,499,419	1,994,971	9,041,558
F. Eric Nelson, Jr.	48,046,209	1,446,732	9,041,558
Denise Knouse-Snyder	46,180,236	3,302,330	9,041,558

The following director was elected to the Board of Directors for a term of two years expiring at the Annual Stockholders’ Meeting in 2022:

	For	Withheld	Non Votes
Gregory S. Proctor, Jr.	48,007,641	1,486,749	9,041,558

The following director was elected to the Board of Directors for a term of one year expiring at the Annual Stockholders’ Meeting in 2021:

	For	Withheld	Non Votes
James W. Cornelsen	46,986,195	2,508,195	9,041,558

Item 2 - Approval of an Advisory (Non-Binding) Vote on the Corporation’s Executive Compensation Paid to the Named Executive Officers

WesBanco's stockholders also approved an advisory (non-binding) proposal on WesBanco, Inc.'s executive compensation paid to WesBanco's named executive officers.  The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to approve WesBanco, Inc.’s executive compensation	46,344,102	2,596,271	554,016	9,041,558

Item 3 - Advisory (Non-Binding) Vote Ratifying the Appointment of Independent Registered Public Accounting Firm

WesBanco's stockholders also approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as WesBanco's independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to ratify appointment of independent registered public accounting firm	57,268,642	1,102,022	165,284	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: April 22, 2020	/s/ Robert H. Young
Robert H. Young
Senior Executive Vice President and
Chief Financial Officer